                                                                   Exhibit 10.12

[INSERT CHUBB LOGO]       Blanket Accident Insurance

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                          Declarations     Chubb Group of Insurance Companies
                                           15 Mountain View Road
                                           Warren, NJ 07059
Policyholder's Name and Mailing Address
                                           Policy Number  6404-48-82
INLAND STEEL INDUSTRIES, INC.
30 WEST MONROE STREET                      Effective Date  JANUARY 1, 1998
CHICAGO, IL 60603
                                           Issued by the stock insurance company
                                           indicated below.
                                           FEDERAL INSURANCE
                                           COMPANY
Producer No.  0030153                      Incorporated under the laws of
                                           INDIANA
Producer     WILLIS CORROON CORPORATION OF ILLINOIS
             10 S. LASALLE STREET
             CHICAGO, IL 60603-0000

================================================================================
Section I - Policy Period

      From:  JANUARY 1, 1998          To:  JANUARY 1, 2001
      12:01 A.M. standard time at the Policyholder's mailing address shown above.

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Section II - Policy Period

     The following are the Persons Insured under this policy:

     Class        Descriptions
     -----        ------------

     1            ALL NON-EMPLOYEE DIRECTORS OF INLAND STEEL
                  INDUSTRIES AND ALL NON-EMPLOYEE DIRECTORS
                  OF RYERSON-TULL.

     If an Insured Person is included in more than one Class, the Insured Person will be covered for only the Benefit Amount applicable to one Class. The Insured Person will be considered a member of the applicable Class that provides the Insured Person the largest Benefit Amount for the particular Accident and Loss that has occurred.

     An Insured Person is added for coverage as a Class member at any time during the policy period that the Insured Person fits the Class description. An Insured Person will be deleted from a Class and coverage ends at any time the Insured Person no longer fits the Class description. All premium adjustments will be made according to the terms of this policy.

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Section III- Hazards

     The following are the Hazards during which coverage applies:

     Hazards                                             Form Number
     -------                                             -----------
     BUSINESS TRAVEL                                     44-02-0897 (01/95)

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                                                                       continued
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Form 44-02-0893 (Ed. 1-95)      Declarations                              Page 1

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(continued)

Section IV - Benefits

BENEFIT AMOUNTS
---------------

     Accidental Loss of Life and Scheduled Benefits
     ----------------------------------------------

     The following are Loss of Life Benefit Amounts for each Class and corresponding Hazards:

     Class             Benefit Amounts
     -----             ---------------



                       BUSINESS TRAVEL
                       ---------------

     1                     $500,000.

[_] Multiple of salary/compensation applies, refer to the Supplemental Benefit Amounts Declarations, form number 44-02-0936 (Ed. 1/95).

The following are Losses covered and the corresponding Scheduled Benefit
Amounts.

                                                         Percent of Loss of Life
                                                         -----------------------
     Accidental Loss of                                       Benefit Amount
     ------------------                                       --------------
     Life                                                           100%

     Speech and Hearing                                             100%

     Speech and one of: Hand, Foot or Sight of One Eye              100%

     Hearing and one of: Hand, Foot or Sight of One Eye             100%

     Both Hands, Both Feet or Sight of Both Eyes or a
          Combination of a Hand, a Foot or Sight of One Eye         100%

     One Hand or One Foot or Sight of One Eye                        50%

     Speech or Hearing                                               50%

     Thumb and Index Finger of the same Hand                         25%

================================================================================

     PERMANENT TOTAL DISABILITY MONTHLY BENEFIT
     ------------------------------------------

     The following are Permanent Total Disability Benefit Amounts for each Class. The same Hazards apply as stated above for Accidental Loss of Life.

     Class                Benefit Amount               Elimination Period
     -----                --------------               ------------------
     1                         $500,000.                        12 MONTHS




                                                                       continued
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Form 44-02-0893 (Ed. 1-95)         Declarations                           Page 2
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[INSERT CHUBB LOGO]       Blanket Accident Insurance

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                          Declarations

                          Effective Date  JANUARY 1, 1998

                          Policy Number   6404-48-82

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(continued)


If an Insured Person has multiple Losses as the result of one Accident, we will pay only the single largest Benefit Amount applicable to the Losses suffered.



     SEAT BELT
     ---------

     10 percent of the Accidental Loss of Life Benefit Amount.

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     Section V - Maximum Limit of Insurance

     The following are maximum amounts we will pay:

     Limit of Insurance
     ------------------
     $5,000,000.             per    ACCIDENT

     If more than one (1) Insured Person suffers a Loss in the same Accident, we will not pay more than the maximum Limit of Insurance shown above. If an Accident results in Benefit Amounts becoming payable, which when totalled, exceed the applicable Limit of Insurance shown above, the maximum Limit of Insurance will be divided proportionally among the Insured Persons, based on each applicable Benefit Amounts.

================================================================================
     Coverage only applies for the Classes, Hazards, Benefit Amounts and Losses that are specifically indicated as covered.





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Form 44-02-0893 (Ed. 1-95)      Declarations                              Page 3